Fifth Third Bank | All Rights Reserved Annual Meeting of Fifth Third Shareholders April 15, 2008 Kevin Kabat, President & CEO Exhibit 99.1

2 Fifth Third Bank | All Rights Reserved Agenda Difficult economic environment Credit mitigation Comparative outperformance Operating strengths Building a better tomorrow

Fifth Third Bank | All Rights Reserved
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
10 Yr. Avg. Last 6 Mos. 2008 F
Fed Funds Spreads (Bank Sub Debt)
Difficult environment
Unemployment is expected to approach 6% in 2008 with
Detroit approaching 9%.
Current banking environment has severely deteriorated. 2008 looks to be the banking industry’s worst year in the past two decades.
While the Fed is aggressively reducing rates to bolster
these markets, credit spreads continue to widen.
Foreclosures will more than double 2007’s elevated levels and housing depreciation will significantly impact losses on
foreclosures.
Retail sales and consumer spending levels effect
continued talk of recession. A prolonged recession will
increase loss assumptions for 2009 and beyond.
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
10 Yr. Avg. Last 6 Mos. 2008 F
GDP Unemployment
Labor market
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
10 Yr. Avg. Last 6 Mos. 2008 F
Consumer Spending (Annual) Retail Sales (Annual)
Retail and consumer spending
-20.00%
-10.00%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
10 Yr. Avg. Last 6 Mos. 2008 F
Growth in Foreclosures as % of Total Loans Housing Price Appreciation (Annual)
Housing market
Interest rate market

FIFTH THIRD BANCORP

House Price Appreciation: Fourth Quarter, 2007

(Seasonally Adjusted Annual Rate)

-40% to -20%
-20% to -10%
-10% to -5%
-5% to 0
0% to 20%

House Prices

change from year-ago
995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

: CFHEO; quarterly changes shown at seasonally adjusted annual rates.

©

4 Fifth Third Bank | All Rights Reserved Difficult environment Housing prices have declined significantly in many parts of our footprint Map from Global Insight/National City Corporation

FIFTH THIRD BANCORP

2007 Foreclosure Rates
Lowest
Highest
ONTARIO
MONTANA
SOUTH DAKOTA
WYOMING
NEBRASKA
NEVADA
COLORADO
ARIZONA
WISCONSIN
MICHIGAN
MISSOURI
KENTUCKY
NORTH CAROLINA
ALABAMA
GEORGIA
LOUISIANA
FLORIDA
Los Angeles
San Diego
Dallas
Houston
San Antonio
New York
Philadelphia
Toronto
Pacific Ocean
Atlantic Ocean
THE BAHAMAS

Fifth Third Bank | All Rights Reserved
Difficult environment
Our footprint has experienced very high foreclosure rates during 2007, most notably in
Florida, Michigan, and Ohio
Source: Realty Trac
2007 foreclosure rates
1
Nevada
    3.38
2
Florida
    2.00
3
Michigan
    1.95
4
California
    1.92
5
Colorado
    1.92
6
Ohio
    1.80
7
Georgia
    1.57
8
Arizona
    1.52
9
Illinois
    1.25
10
Indiana
    1.03
Foreclosure rates by state

Fifth Third Bank | All Rights Reserved
2007 total return
(change in price plus dividends)
-60.00%
-50.00%
-40.00%
-30.00%
-20.00%
-10.00%
0.00%
10.00%
12/06 03/07 06/07 09/07 12/07
FITB: -35%
MI: -29%
NCC: -53%
HBAN: -34%
KEY: -36%
S&P banks: -
30%

Fifth Third Bank | All Rights Reserved
Credit containment
Fifth Third has consistently maintained conservative underwriting standards throughout all credit cycles.
Geographic and economic issues have required aggressive management action
Eliminated all brokered HELOC production
Suspended all new developer lending
Significantly tightened underwriting limits and exception authorities
Centralized all credit approvals
Major expansion of commercial and consumer workout teams
Aggressive write downs in stressed geographies
Significant addition to reserve levels
Direct executive management oversight of every major credit decision
Fifth Third has moved aggressively to stay ahead of emerging credit issues

Fifth Third Bank | All Rights Reserved
Credit containment
Fifth Third has developed and implemented targeted strategies to help our customers who are experiencing financial difficulties.  Options include:
—
Refinancing – saleable or on balance sheet
—
Rate reductions, term extensions and loss mitigations
Loss mitigation strategies have been enhanced as follows:
—
Payment affordability – expanded payment reduction options
including:
–
Rate reductions
–
Interest and fees waivers
–
Principal balance reductions (temporary or  permanent)
–
Suspension of penalty interest assessed after
delinquency grace period.

Fifth Third Bank | All Rights Reserved
133%
58.6%
10.0%
6%
6%
1%
1%
Midwest
peers
(3)
2007
In line
Outperformed
Outperformed
Outperformed
Outperformed
Outperformed
Outperformed
2007
performance
vs. peers
134%
56.4%
14.3%
9%
7%
5%
3%
FITB
2007
142% NPA growth
58.7%
10.0%
Operating efficiency ratio
(1)
Operating ROE
(1)
3% Operating fee growth
(1)
5%
2%
Average loan growth
NII growth
1%
Average core deposit
growth
Large
bank
peers
(2)
2007
(1) Excludes certain previously reported one-time charges from fee growth, efficiency ratio, and ROE . Reported fee growth was 23%, reported efficiency ratio was 60.2%, reported ROE was 11.2%.
(2) Large bank peer average consists of BBT, CMA, HBAN, KEY, MTB, MI, NCC, PNC, RF, STI, USB, WB, WM, WFC and ZION; for peer deposit, loan, NPA, and fee comparisons, excludes HBAN, NCC, PNC, RF, WB and WFC due to significant impact of acquisitions.
(3) Midwest peer average consists of HBAN, KEY, MI, CMA, NCC and USB, except where outlined above.
Source: SNL and company reports
Peer performance summary
Continue to outperform on key value drivers; credit challenging

Fifth Third Bank | All Rights Reserved
(CAGR:  2007 vs. 2003: per share)
1 Excludes certain previously reported one-time charges from fee growth, efficiency ratio, and ROE:  reported efficiency ratio was 60.2%, reported ROE was 11.2%.
2 Median of  large bank peers; median revenue growth of seven processing companies (CEN, DST, PAYX, ADS, FISV, GPN, TSS);
3 Average of large Midwest peers (NCC, HBAN, MI, KEY, CMA, USB).
Source: SNL Financial; data shown per share to adjust for effect of acquisitions.
Strong underlying performance
10.0% 10.0% 14.3% Operating ROE
(1)
58.6% 58.7% 56.4% Operating efficiency ratio
(1)
17% 19% 22% Credit card loan growth
N/A 14% 16% Processing fee growth
(1)
4% 6% 9% Core deposit growth
8% 9% 13% Loan growth
Midwest
Peers
3
Peer
Group
2
Fifth
Third

Fifth Third Bank | All Rights Reserved
9.01%
7.99%
6.03% 6.02%
5.99%
5.88%
5.70%
5.47%
5.27%
4.95%
4.90%
4.81%
4.74%
4.61%
4.22%
3.98%
3.65%
2.93%
6.46%
MI CMA KEY FITB WFC STI RF ZION BBT NCC MTB JPM HBAN USB PNC WM WB BAC C
Strong tangible capital position
Peer group: U.S. banks sharing similar geography or debt ratings.
Source: SNL
Target : 6-6.5%
Tangible common equity as
% of tangible assets

Fifth Third Bank | All Rights Reserved
Fifth Third differentiators
Integrated affiliate delivery model
Aggressive sales culture
Operational efficiency
Streamlined decision making
Integrated payments platform (FTPS)
Acquisition integration
Customer satisfaction

Fifth Third Bank | All Rights Reserved
University of Michigan – ACSI survey
Surveyed customers of large U.S. banks
2007
Citigroup
Fifth Third
Wachovia
Wells
Chase
B of A
69
74
72
74
79
*Fifth Third Bank engaged the American Customer Satisfaction Index (ACSI) in custom research projects surveying Fifth Third Bank customers in the 4th quarter of 2007. In the surveys, ACSI used the same statistical methodology as the independently measured banks, Wachovia, Bank of America, Chase, Wells Fargo, and Citigroup
2007 key actions
Financial center service
optimization initiative launched
Added KDI component to new
incentive compensation plan
Implemented  a consistent
process and support tools for
handling customers problems at
the financial centers and call
center
Created a central escalation
team to manage problems that
cannot be resolved immediately
69

Fifth Third Bank | All Rights Reserved
Cincinnati
Florence
Louisville
Lexington
Nashville
Atlanta
Augusta
Orlando
Tampa
Naples
Raleigh
Charlotte
Huntington
Pittsburgh
Cleveland
Columbus
Toledo
Detroit
Grand Rapids
Traverse
City
Chicago
Evansville
Jacksonville
Indianapolis
Fifth Third’s current footprint
First Charter (subject to regulatory
approval)
First Horizon branches (pending)
St. Louis
Today*
Cincinnati
Florence
Louisville
Lexington
Cleveland
Columbus
Toledo
Detroit
Grand Rapids
Traverse
City
Chicago
Evansville
Indianapolis
Geographic diversification
First quarter 2004
15 branches in Florida
12 6 # of states with branches
1,296 960 Banking centers
$79B $55B Deposits
$116B $94B Assets
Today* 1Q04
* Pro forma as of 12/31/07 for pending acquisitions

Customer
Experience
Growth
Company
Performance
Banking
FIFTH THIRD BANK
Employee
Engagement
Operational
Excellence
Processing
Investments

Fifth Third Bank | All Rights Reserved
Fifth Third: building a better tomorrow
Consistently outperform the U.S. banking industry
Deliver growth in excess of industry
Enhance the customer experience
Increase employee engagement
Institutionalize enterprise operational excellence

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities
Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties.  This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions.  There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6)
our ability to maintain required capital levels and adequate sources of funding and liquidity; (7) changes and trends in capital markets; (8)
competitive pressures among depository institutions increase significantly; (9) effects of critical accounting policies and judgments; (10)
changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (11) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (12) ability to maintain favorable ratings from rating agencies; (13) fluctuation of Fifth Third’s stock price; (14) ability to attract and retain key personnel; (15) ability to receive dividends from its subsidiaries; (16) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (17) effects of accounting or financial results of one or more acquired entity; (18) difficulties in combining the operations of acquired entities; (19) ability to secure confidential information through the use of computer systems and telecommunications network; and (20) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the United States Securities and Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC's Web site at www.sec.gov or on the Fifth Third’s Web site at
www.53.com.
Fifth Third undertakes no obligation to
release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Fifth Third Bank | All Rights Reserved Annual Meeting of Fifth Third Shareholders April 15, 2008